Exhibit 10.9
Execution Version

AMENDED AND RESTATED
ASSET REPRESENTATIONS REVIEW AGREEMENT

among

VERIZON MASTER TRUST,
as Trust

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Servicer

and

PENTALPHA SURVEILLANCE LLC,
as Asset Representations Reviewer

Dated as of August 11, 2022

TABLE OF CONTENTS

i

TABLE OF CONTENTS
(continued)

Page

Schedule A — Review Materials
Schedule B — Schedule of Tests

ii

This AMENDED AND RESTATED ASSET REPRESENTATIONS REVIEW AGREEMENT, dated as of August 11, 2022 (this “Agreement”), among VERIZON MASTER TRUST, a Delaware statutory trust, as issuer (the “Trust”), CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS, a Delaware general partnership (“Cellco”), as servicer (the “Servicer”), and PENTALPHA SURVEILLANCE LLC, a Delaware limited liability company, as asset representations reviewer (the “Asset Representations Reviewer”), fully amends and restates, as of the date hereof, that certain Asset Representations Review Agreement, dated as of May 25, 2021, among the Trust, the Servicer and the Asset Representations Reviewer.

BACKGROUND

In the normal course of their businesses, Cellco and the other Originators originate device payment plan agreements for various wireless devices.  In addition, one or more Additional Transferors hold certain device payment plan agreements originated by Cellco and certain other Originators.

In connection with certain securitization transactions sponsored by Cellco in which the Trust will issue one or more Series of Publicly Registered Notes secured by a revolving pool of Receivables.  Each such Series will be paid from collections on and proceeds of the Receivables designated to a Group under the Master Collateral Agreement.  The Trust has engaged the Servicer to service the Receivables.

The Trust has granted a security interest in the Receivables and other related Collateral to the Master Collateral Agent, for the benefit of the Secured Parties.

The Trust has determined to engage the Asset Representations Reviewer to perform reviews of certain Group Receivables for compliance with the representations and warranties made by the Originators and the Servicer (with respect to Receivables transferred by an Additional Transferor or re-designated to a Group on a Re-Designation Date) about each Group of Receivables.

The parties agree as follows.

ARTICLE I

USAGE AND DEFINITIONS

Section 1.1  Usage and Definitions.  Capitalized terms used in this Agreement and not otherwise defined herein are defined in Appendix A to the Master Collateral Agency and Intercreditor Agreement, dated as of May 25, 2021, as amended, among Verizon Master Trust, as Trust, Cellco Partnership d/b/a Verizon Wireless, as Servicer, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as Master Collateral Agent, and the Creditor Representatives from time to time party thereto (the “Master Collateral Agreement”).  Appendix A also contains usage rules that apply to this Agreement.  Appendix A is incorporated by reference into this Agreement.

Section 1.2  Additional Definitions.

“Confidential Information” has the meaning stated in Section 4.9(b).

“Form Contract” has the meaning stated in Schedule A.

“Group Review Receivable” means, for a Review and any Group, the related Group 60-Day Delinquent Receivables as of the last day of the Collection Period before the date on which a Review Notice is delivered pursuant to Section 12.2 of the Master Collateral Agreement.

“Indemnified Person” has the meaning stated in Section 4.6(a).

“Information Recipient” has the meaning stated in Section 4.9(a).

“Monthly Fee” has the meaning stated in Section 4.3(a).

“Personally Identifiable Information” or “PII” has the meaning stated in Section 4.10(a).

“Review” means the performance by the Asset Representations Reviewer of the testing procedures for each Test and each Group Review Receivable solely in accordance with Section 3.4.

“Review Fee” has the meaning stated in Section 4.3(b).

“Review Materials” means, for a Review and a Group Review Receivable, the documents and other materials listed in Schedule A, as applicable.

“Review Notice” means the notice provided under Section 12.2 of the Master Collateral Agreement by the Master Collateral Agent to the Asset Representations Reviewer, each Creditor Representative for each Series of Publicly Registered Notes of the related Group, the Administrator and the Servicer.

“Review Report” means, for a Review, the report of the Asset Representations Reviewer as described in Section 3.5.

“Schedule of Tests” has the meaning stated in Section 3.1(b).

“Test” has the meaning stated in Section 3.1(b).

“Test Complete” has the meaning stated in Section 3.4(c).

“Test Fail” has the meaning stated in Section 3.4(a).

“Test Incomplete” has the meaning stated in Section 3.4(a).

“Test Pass” has the meaning stated in Section 3.4(a).

“Trust PII” has the meaning stated in Section 4.10(a).

Section 1.3  Review Materials and Test Definitions.  Capitalized terms or terms or phrases in quotation marks used in the Tests, if not defined in Appendix A to the Master

Collateral Agreement or in this Agreement, refer to sections, titles or terms in the Form Contract or other Review Materials.

ARTICLE II

ENGAGEMENT OF ASSET REPRESENTATIONS REVIEWER

Section 2.1  Engagement; Acceptance.  The Trust engages Pentalpha Surveillance LLC to act as the Asset Representations Reviewer for the Trust.  Pentalpha Surveillance LLC accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms in this Agreement.

Section 2.2  Confirmation of Status.  The parties confirm that the Asset Representations Reviewer is not responsible for (a) reviewing any Group Receivables for compliance with the representations and warranties under the Transaction Documents and any other Series Related Documents, except as described in this Agreement with respect to the applicable Group Eligibility Representation, or (b) determining whether noncompliance with the applicable Group Eligibility Representation constitutes a breach of the Transaction Documents and other Series Related Documents.

ARTICLE III

ASSET REPRESENTATIONS REVIEW PROCESS

Section 3.1  Review Notices and Schedule of Tests.

(a) Review Notice.  Upon receipt of a Review Notice from the Master Collateral Agent according to Section 12.2 of the Master Collateral Agreement and access to the Review Materials as described in Section 3.3(a), the Asset Representations Reviewer will start a Review.  The Asset Representations Reviewer will not be obligated to start a Review until a Review Notice is received.

(b) Schedule of Tests.  On or prior to the Closing Date for each Indenture Series with at least one Class of Publicly Registered Notes, (i) the Servicer will deliver to the Asset Representation Reviewer a list of the eligibility characteristics with respect to such Series and identify the Group to which such Series belongs and (ii) the Servicer and the Asset Representations Reviewer will mutually agree to the procedures to be performed with respect to each representation and warranty for such Indenture Series (each such procedure, a “Test”).  The Tests to be performed with respect to each applicable Indenture Series of a Group will be included on one schedule that will be attached to and be a part of this Agreement (such schedule, with respect to each Group, a “Schedule of Tests”), which Schedule of Tests will be substantially in the form of Schedule B attached hereto and reflect the Tests mutually agreed upon by the Servicer and the Asset Representations Reviewer.

Section 3.2  Identification of Group Review Receivables.  Within ten (10) Business Days after receipt of a Review Notice, the Servicer will deliver to the Asset Representations Reviewer and the Master Collateral Agent a list of the Group Review Receivables in Excel format (or such other format as mutually agreed to by the Servicer and the Asset Representations Reviewer).

Section 3.3  Review Materials.

(a) Access to Review Materials.  The Servicer will give the Asset Representations Reviewer access to the Review Materials for all of the Group Review Receivables within sixty (60) days after receipt by the Asset Representations Reviewer of the Review Notice by electronic posting to a password-protected website to which the Asset Representations Reviewer has access or by otherwise providing the Asset Representations Reviewer with a secure electronic copy or in another manner agreed by the Servicer and the Asset Representations Reviewer.  The Servicer shall use its best efforts to redact or remove Personally Identifiable Information from the Review Materials without changing the meaning or usefulness of the Review Materials for the Review.

(b) Missing or Insufficient Review Materials.  The Asset Representations Reviewer will review the Review Materials to determine if any Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test.  If the Asset Representations Reviewer determines any missing or insufficient Review Materials, the Asset Representations Reviewer will notify the Servicer promptly, and in any event within ten (10) Business Days after receipt of access to the Review Materials.  The Servicer will have fifteen (15) Business Days to give the Asset Representations Reviewer access to the missing Review Materials or other documents or information to correct any such insufficiency.  If the missing or insufficient Review Materials or other documents or information have not been provided by the Servicer within fifteen (15) Business Days, the related Group Review Receivable will have a Test Incomplete for the Test or Tests that require use of the missing or insufficient Review Materials and the Review Report will report will include the reason for the Test Incomplete.

Section 3.4  Performance of Reviews.

(a) Test Procedures.  For a Review, the Asset Representations Reviewer will perform for each Group Review Receivable the applicable Tests using the Review Materials necessary to perform the procedures as stated in each Test.  For each Test and Group Review Receivable, the Asset Representations Reviewer will determine if the Test has been satisfied (a “Test Pass”), if the Test has not been satisfied (a “Test Fail”) or if the Test could not be concluded as a result of missing or incomplete Review Materials (a “Test Incomplete”).  If a Test or part of a Test cannot be performed for a Group Review Receivable because the Test circumstances do not apply to the Group Review Receivable, the Test will be considered to be satisfied and will be reported as a Test Pass.

(b) Review Period.  The Asset Representations Reviewer will complete the Review of all of the Group Review Receivables within sixty (60) days after receiving access to the Review Materials under Section 3.3(a).  However, if missing or additional Review Materials are provided to the Asset Representations Reviewer under Section 3.3(b), the Review period will be extended for an additional thirty (30) days.

(c) Completion of Review for Certain Group Review Receivables.  Following the delivery of the list of the Group Review Receivables and before the delivery of the Review

Report by the Asset Representations Reviewer, the Servicer will promptly notify the Asset Representations Reviewer if a Group Review Receivable is paid in full by the Obligor or reacquired or acquired, as applicable, from the Trust by an Originator or the Servicer according to the Transaction Documents and any other Series Related Documents.  If such a notice is received, the Asset Representations Reviewer will immediately terminate all Tests of such Group Review Receivable and the Review of the Group Review Receivable will be considered complete (a “Test Complete”).  In this case, the Asset Representations Reviewer will report a Test Complete for the Group Review Receivable on the Review Report and the related reason.

(d) Previously Reviewed Receivable; Duplicative Tests.  If a Group Review Receivable was included in a prior Review, the Asset Representations Reviewer will not perform any Tests on it, but will report the results of the previous Tests in the Review Report for the current Review and note that the results relate to a prior Review.  If the same Test is required for more than one representation or warranty listed on the Schedule of Tests for the related Group, the Asset Representations Reviewer will only perform the Test once for each Group Review Receivable but will report the results of the Test for each applicable representation and warranty on the Review Report.

(e) Termination of Review.  If a Review is in process and each Series of Publicly Registered Notes of the related Group will be paid in full on or prior to the next Payment Date, the Servicer will notify the Asset Representations Reviewer, the Master Collateral Agent and each Creditor Representative for each Series of Publicly Registered Notes of the related Group no less than ten (10) days before that Payment Date.  On receipt of notice, the Asset Representations Reviewer will terminate the Review immediately and will not be obligated to deliver a Review Report.

Section 3.5  Review Reports.  Within five (5) days after the end of the Review period under Section 3.4(b), the Asset Representations Reviewer will deliver to the Administrator, the Depositor, the Trust, the Servicer, the Master Collateral Agent and each Group Creditor Representative of a Series of Publicly Registered Notes of the related Group a Review Report indicating for each Group Review Receivable whether there was a Test Pass or a Test Fail for each Test, or whether the Group Review Receivable was a Test Incomplete or a Test Complete.  For each Test Fail, Test Incomplete or Test Complete, the Review Report will indicate the related reason.  The Review Report will contain a summary of the Review results to be included in the Trust’s Form 10-D report for the Collection Period in which the Review Report is received.  The Asset Representations Reviewer will ensure that the Review Report does not contain any Trust PII.  On reasonable request of the Servicer, the Asset Representations Reviewer will provide additional detail on the Test results.

Section 3.6  Review Representatives.

(a) Servicer Representative.  The Servicer will designate one or more representatives who will be available to assist the Asset Representations Reviewer in performing the Review, including responding to requests and answering questions from the Asset Representations Reviewer about the Review Materials or Tests, access to Review Materials on the Servicer’s originations, receivables or other systems, obtaining missing or insufficient Review Materials and/or providing clarification of any Review Materials or Tests.

(b) Asset Representations Reviewer Representative.  The Asset Representations Reviewer will designate one or more representatives who will be available to the Trust and the Servicer during the performance of a Review to answer questions about the Review.

(c) Questions About Review.  The Asset Representations Reviewer will make appropriate personnel available to respond in writing to written questions or requests for clarification of any Review Report from the Trust, the Master Collateral Agent, the Servicer and each Creditor Representative for each Series of Publicly Registered Notes of the related Group until the earlier of (i) the date upon which each Series of Publicly Registered Notes of the related Group will be paid in full and (ii) one (1) year after the delivery of the Review Report; provided, that, for any Group Receivables which was included in a prior Review, the one (1) year requirement will start as of the date that the first Review Report in which that Group Receivable was included was delivered.  The Asset Representations Reviewer will not be obligated to respond to questions or requests for clarification from a Noteholder or any other Person and will direct such questions or requests to the Servicer.

Section 3.7  Dispute Resolution.  If a Group Receivable that was reviewed by the Asset Representations Reviewer is the subject of a dispute resolution proceeding under Section 11.2 of the Transfer and Servicing Agreement, the Asset Representations Reviewer will participate in the dispute resolution proceeding on request of a party to the proceeding.  The reasonable expenses of the Asset Representations Reviewer for its participation in any dispute resolution proceeding will be considered expenses of the requesting party for the dispute resolution and will be paid by a party to the dispute resolution as determined by the mediator or arbitrator for the dispute resolution according to Section 11.2 of the Transfer and Servicing Agreement.  However, if such expenses are not paid by a party to the dispute resolution within ninety (90) days after the end of the proceeding, the expenses will be paid by the Trust according to Section 4.3(d).

Section 3.8  Limitations on Review Obligations.

(a) Review Process Limitations.  The Asset Representations Reviewer is not obligated to:

(i) determine whether a Group Delinquency Trigger has occurred or whether the required percentage of the Public Noteholders of such Group has voted to direct a Review under the Master Collateral Agreement, and may rely on the information in any Review Notice delivered by the Master Collateral Agreement;

(ii) determine which Group Receivables are subject to a Review, and may rely on the lists of Group Review Receivables provided by the Servicer;

(iii) obtain or confirm the validity of the Review Materials and may rely on the accuracy and completeness of the Review Materials and will have no liability for any errors in the Review Materials;

(iv) obtain missing or insufficient Review Materials from any party or any other source (other than its obligation to notify the Servicer pursuant to Section 3.3(b));

(v) take any action or cause any other party to take any action under any of the Transaction Documents or any other Series Related Documents or otherwise to enforce any remedies against any Person for breaches of representations or warranties about the applicable Group Review Receivables; or

(vi) establish cause, materiality or recourse for any Test Fail.

(b) Testing Procedure Limitations.  The Asset Representations Reviewer will only be required to perform the testing procedures listed under “Tests” in the Schedule of Tests for the related Group (as updated pursuant to Section 3.9), and will not be obligated to perform additional procedures on any Group Review Receivable or, except as set forth in Section 3.5, to provide any information other than a Review Report.  However, the Asset Representations Reviewer may provide additional information in a Review Report about any Group Review Receivable that it determines in good faith to be material to the Review.

Section 3.9  Updated Review Materials.  The Servicer acknowledges that it has provided the Asset Representations Reviewer with sample Review Materials, including a Data Tape, data dictionary and Form Contract which the Asset Representations Reviewer has relied on to program its systems to perform the Tests in the event of a Review.  If the Servicer updates, edits or otherwise makes material changes to its systems or to the Review Materials, the Servicer will promptly notify the Asset Representations Reviewer of any such material changes and provide new or updated sample Review Materials (and, to the extent impacted, the “Tests” in the Schedule of Tests for any Group) to the Asset Representations Reviewer.

ARTICLE IV

ASSET REPRESENTATIONS REVIEWER

Section 4.1  Representations and Warranties.  The Asset Representations Reviewer represents and warrants to the Trust and the Servicer as of the date of this Agreement:

(a) Organization and Good Standing. The Asset Representations Reviewer is a validly existing limited liability company in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted, and to execute, deliver and perform its obligations under this Agreement.

(b) Due Qualification. The Asset Representations Reviewer is duly qualified to do business, is in good standing as a foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to so qualify or obtain licenses or approvals would not reasonably be expected to have a Material Adverse Effect.

(c) Due Authorization. The execution, delivery, and performance of this Agreement has been duly authorized by the Asset Representations Reviewer by all necessary limited liability company action on the part of the Asset Representations Reviewer.

(d) No Proceedings. There are no actions, suits, investigations or other proceedings pending, or to its knowledge threatened, against the Asset Representations Reviewer or any of its properties: (i) asserting the invalidity of this Agreement; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement; or (iii) seeking any determination or ruling that might have a Material Adverse Effect on the performance by the Asset Representations Reviewer of its obligations under, or the validity or enforceability of, this Agreement.

(e) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given to it, if any, in connection with the execution and delivery of this Agreement and the performance of the transactions contemplated by this Agreement by the Asset Representations Reviewer have been duly obtained, effected or given and are in full force and effect, except for those which the failure to obtain would not reasonably be expected to have a Material Adverse Effect.

(f) Binding Obligation. This Agreement constitutes, when duly executed and delivered by each other party hereto, a legal, valid and binding obligation of the Asset Representations Reviewer, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally or by general principles of equity.

(g) No Conflict. The execution and delivery of this Agreement by the Asset Representations Reviewer, and the performance and compliance with the terms of this Agreement by the Asset Representations Reviewer, (i) do not contravene (A) the organizational documents of the Asset Representations Reviewer, (B) any contractual restriction binding on or affecting it or its property, or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in each case of (A), (B) or (C), where such contravention would not reasonably be expected to have a Material Adverse Effect and (ii) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties.

(h) No Violation. The execution and delivery of this Agreement by the Asset Representations Reviewer, and the performance and compliance with the terms of this Agreement by the Asset Representations Reviewer will not violate any Law applicable to the Asset Representations Reviewer, except where such violation would not reasonably be expected to have a Material Adverse Effect.

(i) Eligibility.  The Asset Representations Reviewer meets the eligibility requirements in Section 5.1.

Section 4.2  Covenants.  The Asset Representations Reviewer covenants and agrees that:

(a) Eligibility.  It will notify the Trust and the Servicer promptly if it no longer meets the eligibility requirements in Section 5.1.

(b) Review Systems; Personnel.  It will maintain business process management and/or other systems necessary to ensure that it can perform each Test and will load each Test into these systems. The Asset Representations Reviewer will ensure that these systems allow for each Group Review Receivable and any related Review Materials to be individually tracked and stored as contemplated by this Agreement.  The Asset Representations Reviewer will maintain adequate staff that is properly trained to conduct a Review as required by this Agreement.

(c) Maintenance of Review Materials.  It will maintain copies of any Review Materials, Review Reports and other documents relating to a Review, including internal correspondence and work papers, other than any PII returned or destroyed in accordance with Section 4.10(e), for a period of two (2) years after the termination of this Agreement.

Section 4.3  Fees and Expenses.

(a) Monthly Fee and Initial Fee.  As compensation for its activities hereunder, the Asset Representations Reviewer shall be entitled to receive a monthly fee (the “Monthly Fee”), payable by the Trust, on each Payment Date, equal to the sum of (i) beginning with the first Payment Date, in an amount equal to $416.67, which amount will be paid by each Indenture Series with at least one Class of Publicly Registered Notes based on the ARR Series Allocation Percentage for such Series as set forth in each applicable Trust Financing Agreement and (ii) beginning with the Payment Date occurring in September 2022, in an amount equal to $1,666.67, which amount will be paid by each Indenture Series issued on or after the date of this Agreement with at least one Class of Publicly Registered Notes based on the Supplemental ARR Series Allocation Percentage for such Series as set forth in each applicable Trust Financing Agreement.  The Trust will reimburse the Asset Representations Reviewer for all reasonable out-of-pocket expenses incurred or made by it in performing services under this Agreement, including fees and disbursements of its counsel, which amounts will be paid by each applicable Series based on the ARR Series Allocation Percentage for such Series in the related Group as set forth in each applicable Trust Financing Agreement.  In addition, pursuant to Section 2.2(e) of the Administration Agreement, if such amounts are not otherwise paid by the Trust, the Administrator shall reimburse the Asset Representations Reviewer for all reasonable and documented fees and disbursements of its counsel on the applicable Closing Date for each Indenture Series, provided that such reimbursed fees and disbursements pursuant to this sentence shall not exceed $5,000 for each Indenture Series, unless otherwise mutually agreed in writing by the parties.

(b) Review Fee.  Following the completion of a Review and the delivery of the Review Report pursuant to Section 3.5, or the termination of a Review according to Section 3.4(e), and the delivery to the Trust, the Administrator and the Servicer of a detailed invoice, the Asset Representations Reviewer will be entitled to a fee of $50,000 (the “Review Fee”).  If a detailed invoice is submitted on or before the first day of a month, the Review Fee will be paid by the Trust from the related Group Available Funds starting on the Payment Date in that month, and will be paid by each Indenture Series with at least one Class of Publicly Registered Notes in the related Group based on the ARR Series Allocation Percentage for such Series in accordance with the related Trust Financing Agreement for each such Series of the related Group.  However, if the Review is terminated according to Section 3.4(e), the Asset Representations Reviewer must submit its invoice for the Review Fee for the terminated Review no later than five (5)

Business Days before the final Payment Date to be reimbursed no later than the final Payment Date.

(c) Reimbursement of Travel Expenses.  If the Servicer provides access to the Review Materials at one of its properties, the Trust will reimburse the Asset Representations Reviewer for its reasonable travel expenses incurred in connection with the Review following the delivery to the Trust, the Administrator and the Servicer of on receipt of a detailed invoice in respect of such expenses; provided that such reimbursable expenses may not exceed $20,000, unless otherwise authorized in advance by the Trust.  Such amounts will be reimbursed by the Trust from the related Group Available Funds which amounts will be paid by Indenture Series with at least one Class of Publicly Registered Notes in the related Group based on the ARR Series Allocation Percentage for such Series in the related Group as set forth in each applicable Trust Financing Agreement.

(d) Dispute Resolution Expenses.  If the Asset Representations Reviewer participates in a dispute resolution proceeding under Section 3.7 and its reasonable expenses for participating in the proceeding are not paid by a party to the dispute resolution within ninety (90) days after the end of the proceeding, the Trust will promptly reimburse the Asset Representations Reviewer for such expenses on receipt of a detailed invoice from the related Group Available Funds which amounts will be paid by Indenture Series with at least one Class of Publicly Registered Notes in the related Group based on the ARR Series Allocation Percentage for such Series in the related Group as set forth in each applicable Trust Financing Agreement.

(e) Payments by Trust.  All amounts payable by the Trust under this Section 4.3 will be payable by each applicable Series according to the priority of payments set forth in the related Trust Financing Agreement.

Section 4.4  Limitation on Liability.  The Asset Representations Reviewer will not be liable to any Person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment.  However, the Asset Representations Reviewer will be liable for its willful misconduct, bad faith or gross negligence in performing its obligations under this Agreement.  In no event will the Asset Representations Reviewer be liable for special, punitive, indirect or consequential losses or damages (including lost profit), even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.  The Asset Representations Reviewer will have no other duties, obligations or liabilities to any Person, including the Noteholders and the Certificateholders, other than as specifically set forth in this Agreement.

Section 4.5  Indemnification by Asset Representations Reviewer.  Subject to the limitations set forth in Section 4.4, the Asset Representations Reviewer will indemnify each of the Trust, the Depositor, the Administrator, the Servicer, the Owner Trustee and the Master Collateral Agent and their respective directors, officers, employees and agents for all fees, expenses, losses, damages, liabilities, reasonable attorney’s fees and other legal costs (including the fees and expenses of defending itself against any loss, damage or liability and any fees and expenses incurred in connection with any proceedings brought by that Person to enforce the indemnification obligations of the Asset Representations Reviewer) resulting from (a) the willful misconduct, bad faith or gross negligence of the Asset Representations Reviewer in performing its obligations under this Agreement or (b) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement.  The Asset Representations Reviewer’s obligations under this Section 4.5 will survive the termination of this Agreement, the termination of the Trust and the resignation or removal of the Asset Representations Reviewer.

Section 4.6  Indemnification of Asset Representations Reviewer.

(a) Indemnification.  The Trust will indemnify the Asset Representations Reviewer and its members, officers, directors, employees and agents (each, an “Indemnified Person”), for all fees, expenses, losses, damages, liabilities, reasonable attorney’s fees and other legal costs resulting from the performance of its obligations under this Agreement (including the fees and expenses of defending itself against any loss, damage or liability and any fees and expenses incurred in connection with any proceedings brought by the Indemnified Person to enforce the indemnification obligations of the Trust), but excluding any fee, expense, loss, damage or liability resulting directly from (i) the Asset Representations Reviewer’s willful misconduct, bad faith or gross negligence or (ii) the Asset Representations Reviewer’s breach of any of its representations or warranties in this Agreement.

(b) Proceedings.  If an Indemnified Person receives notice of a Proceeding against it, the Indemnified Person will, if a claim is to be made under Section 4.6(a), promptly notify the Trust and the Administrator of the Proceeding.  The Trust (or the Administrator on behalf of the Trust) may participate in and assume the defense and settlement of a Proceeding at the expense of the Trust.  If the Trust (or the Administrator on behalf of the Trust) notifies the Indemnified Person of its intention to assume the defense of the Proceeding with counsel reasonably satisfactory to the Indemnified Person, the Trust (or the Administrator on behalf of the Trust) will assume such defense with counsel reasonably satisfactory to the Indemnified Person and in a manner reasonably satisfactory to the Indemnified Person.  The Trust (or the Administrator on behalf of the Trust) will not be liable for legal fees and expenses of separate counsel to the Indemnified Person unless there is a conflict between the interests of the Trust or the Administrator, as applicable, and the Indemnified Person.  If the Indemnified Person has been advised by counsel that a reasonable likelihood exists of a conflict of interest between the Trust and the Indemnified Person (including the existence of different legal defenses available to each party), the Trust will pay for the reasonable fees and expenses of separate counsel to the Indemnified Person.  No settlement of a Proceeding may be made without the approval of the Trust and the Indemnified Person, which approval will not be unreasonably withheld.

(c) Survival of Obligations.  Except as otherwise expressly provided in this Agreement, the obligations of the Trust and the Administrator (on behalf of the Trust) under this Section 4.6 will survive the resignation or removal of the Asset Representations Reviewer and the termination of this Agreement.

(d) Repayment.  If the Trust makes a payment to an Indemnified Person under this Section 4.6 and the Indemnified Person later collects from others any amounts for which the payment was made, the Indemnified Person will promptly repay those amounts to the Trust.

(e) Force Majeure.  The Asset Representations Reviewer shall not be liable for any delay or failure to perform its obligations hereunder to the extent such delay or failure is due in any part to an act of God, fire, natural calamities, war, terrorism, nuclear event, act or orders of governments, or other events beyond its reasonable and foreseeable control, including, but not limited to, loss of power and communications outages resulting from such events; provided, however, the Asset Representations Reviewer will use commercially reasonable efforts to resume performance as soon as practicable under the circumstances.

Section 4.7  Review of Asset Representations Reviewer’s Records.  The Asset Representations Reviewer agrees that, with reasonable advance notice not more than once during any year, it will permit authorized representatives of the Trust (or the Administrator on behalf of the Trust) or the Servicer, during the Asset Representations Reviewer’s normal business hours, to have onsite access to and review the facilities, processes, books of account, records, reports and other documents and materials of the Asset Representations Reviewer relating to (a) the performance of the Asset Representations Reviewer’s obligations under this Agreement, (b) payments of fees and expenses of the Asset Representations Reviewer for its performance and (c) a claim made by the Asset Representations Reviewer under this Agreement; provided, that any review under this Section 4.7 will be subject to the confidentiality requirements of Section 4.9.  In addition, the Asset Representations Reviewer will permit the Trust’s (or the Administrator’s on behalf of the Trust) or the Servicer’s representatives to discuss the facilities, processes, books of account, records, reports and other documents and materials of the Asset Representations Reviewer with the Asset Representations Reviewer’s officers and employees.  Any access and review will be subject to, and may be restricted by, the Asset Representations Reviewer’s confidentiality and privacy policies and attorney-client privilege.  The Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of at least two (2) years after the termination of its obligations under this Agreement.

Section 4.8  Delegation of Obligations.  The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any Person without the consent of the Trust and the Servicer, which consent will not be unreasonably withheld and will be provided promptly by the Trust and the Servicer; provided, however, if such consent is not provided within four (4) Business Days, the Asset Representations Reviewer shall have a number of additional days to complete its Review equal to the number of days after the fourth Business Day taken by the Trust or the Servicer to provide consent.  To the extent the Asset Representations Reviewer employs or uses the services of independent contractors to assist with the performance of the services under this Agreement, the Asset Representations Reviewer will remain solely responsible for the payment of any costs, fees or expense of any such contractor.  The Asset Representations Reviewer will remain fully responsible for the performance of its obligations and duties under this Agreement in accordance with the terms of this Agreement to the same extent and under the same terms and conditions as if it alone were performing those obligations and duties under this Agreement, without diminution of any such obligation or liability by virtue of any indemnification from any Person acting as its agents or subcontractor.  The Asset Representations Reviewer shall be entitled to enter into an agreement with any agent or subcontractor providing for indemnification of the Asset Representations Reviewer by such agent or subcontractor, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 4.9  Confidential Information.

(a) Treatment.  Each of the Trust, the Servicer and the Asset Representations Reviewer agrees to hold and treat Confidential Information given to it under this Agreement in confidence and under the terms and conditions of this Section 4.9, and will implement and maintain safeguards to further assure the confidentiality of the Confidential Information.  The Confidential Information will not, (x) without the consent of the Trust and the Servicer, be disclosed or used by the Asset Representations Reviewer, or its officers, directors, employees, agents, representatives or affiliates, including legal counsel (each, an “ARR Information Recipient”) or (y) without the consent of the Asset Representations Reviewer be disclosed or used by the Trust (or the Administrator on behalf of the Trust) or the Servicer, or their respective officers, directors, employees, agents, representatives or affiliates, including legal counsel (each, an “Trust Information Recipient” and, together with each ARR Information Recipient, the “Information Recipients”) other than for the purposes of performing or providing information for Reviews of Group Review Receivables or performing its respective obligations under this Agreement.  The Asset Representations Reviewer agrees that it will not, and will cause its Affiliates to not (i) purchase or sell securities issued by the Trust, Cellco or their Affiliates or special purpose entities on the basis of Confidential Information or (ii) use the Confidential Information for the preparation of research reports, newsletters or other publications or similar communications.

(b) Definition.  “Confidential Information” means oral, written and electronic materials (regardless of its source or form of communication) furnished before, on or after the date of this Agreement to the Asset Representations Reviewer by the Trust or the Servicer, or to the Trust (or the Administrator on behalf of the Trust) or the Servicer by the Asset Representations Reviewer, in each case, for the purposes contemplated by this Agreement, including (as applicable):

(i) lists of Group Review Receivables and any related Review Materials;

(ii) origination and servicing guidelines, policies and procedures, and Form Contracts; and

(iii) notes, analyses, compilations, studies or other documents or records prepared by the Trust, the Servicer or the Asset Representations Reviewer, as applicable, which contain information supplied by or on behalf of the Trust, the Servicer, the Asset Representations Reviewer or their respective representatives.

However, Confidential Information will not include information that (A) is or becomes generally available to the public other than as a result of disclosure by an Information Recipient, (B) was available to, or becomes available to, an Information Recipient on a non-confidential basis from a Person or entity other than the Trust (or the Administrator on behalf of the Trust), the Servicer or the Asset Representations Reviewer, as applicable, before its disclosure to the Information Recipient who, to the knowledge of the Information Recipient is not bound by a confidentiality agreement with the Trust (or the Administrator on behalf of the Trust), the Servicer or the Asset Representations Reviewer, as applicable, and is not prohibited from transmitting the information to the Information Recipient, (C) is independently developed by an Information Recipient without the use of the Confidential Information, as shown by the Information Recipient’s files and records or other evidence in its possession or (D) the Trust (or the Administrator on behalf of the Trust), the Servicer or the Asset Representations Reviewer, as applicable, gives permission to the Information Recipient to release.

(c) Protection.  Each of the Trust, the Servicer or the Asset Representations Reviewer will take, and the Trust will cause the Administrator to take, reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of Confidential Information, including those measures that it takes to protect its own confidential information and not less than a reasonable standard of care.  The Asset Representations Reviewer acknowledges that Personally Identifiable Information is also subject to the additional requirements in Section 4.10.

(d) Disclosure.  If the Trust (or the Administrator on behalf of the Trust), the Servicer or the Asset Representations Reviewer, as applicable, is required by applicable Law, regulation, rule or order issued by an administrative, governmental, regulatory or judicial authority to disclose part of the Confidential Information, it may disclose the Confidential Information.  However, before a required disclosure, the Trust (or the Administrator on behalf of the Trust), the Servicer or the Asset Representations Reviewer, as applicable, if permitted by applicable Law, regulation, rule or order, will use its reasonable efforts to notify the other parties to this Agreement of the requirement and will cooperate, (i) at the Asset Representations Reviewer’s expense, in the Asset Representations Reviewer’s pursuit of a proper protective order or other relief for the disclosure of its Confidential Information or (ii) at the Servicer’s expense, in the Trust’s (or the Administrator’s on behalf of the Trust) and the Servicer’s pursuit of a proper protective order or other relief for the disclosure of the Confidential Information.  If the Trust (or the Administrator on behalf of the Trust), the Servicer or the Asset Representations Reviewer, as applicable, is unable to obtain a protective order or other proper remedy by the date that the information is required to be disclosed, the other parties to this Agreement will disclose only that part of the Confidential Information that it is advised by its legal counsel it is legally required to disclose.

(e) Responsibility for Information Recipients.  The Asset Representations Reviewer will be responsible for a breach of this Section 4.9 by the ARR Information Recipients.  The Trust and the Servicer will be responsible for a breach of this Section 4.9 by the Trust Information Recipients.  The Trust agrees to cause the Administrator to comply with this Section 4.9.

(f) Violation.  The Asset Representations Reviewer agrees that a violation of this Agreement may cause irreparable injury to the Trust, the Administrator and the Servicer and the Trust (or the Administrator on behalf of the Trust) and the Servicer may seek injunctive relief in addition to legal remedies.  If an action is initiated by the Trust (or the Administrator on behalf of the Trust) or the Servicer to enforce this Section 4.9, the prevailing party will be reimbursed for its fees and expenses, including reasonable attorney’s fees, incurred for the enforcement.  Each of the Trust and the Servicer agrees that, and the Trust will cause the Administrator to agree that, a violation of this Agreement may cause irreparable injury to the Asset Representations Reviewer and the Asset Representations Reviewer may seek injunctive relief in addition to legal remedies.  If an action is initiated by the Asset Representations Reviewer to enforce this Section 4.9, the prevailing party will be reimbursed for its fees and expenses, including reasonable attorney’s fees, incurred for the enforcement.

(g) Property.  All know-how, policies and procedures, intellectual property, and trade secret information conceived or originated by the Trust, the Servicer or the Asset Representations Reviewer, as applicable, which arises out of the performance of the obligations and services under this Agreement, or any related material or information, will be the property of the Trust, the Servicer or the Asset Representations Reviewer, as applicable.

(h) Survival.  This Section 4.9 will survive the termination of this Agreement, the termination of the Trust and the resignation or removal of the Asset Representations Reviewer.

Section 4.10  Personally Identifiable Information.

(a) Definitions.  “Personally Identifiable Information” or “PII” means information in any format about an identifiable individual, including, name, address, phone number, e-mail address, account number(s), identification number(s), any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual.  “Trust PII” means PII furnished by the Trust, the Servicer or their Affiliates to the Asset Representations Reviewer and PII developed or otherwise collected or acquired by the Asset Representations Reviewer in performing its obligations under this Agreement.

(b) Use of Trust PII.  The Trust does not grant the Asset Representations Reviewer any rights to Trust PII except as provided in this Agreement.  The Asset Representations Reviewer will use Trust PII only to perform its obligations under this Agreement or as specifically directed in writing by the Trust and will only reproduce Trust PII to the extent necessary for these purposes.  The Asset Representations Reviewer must comply with all Laws applicable to PII, Trust PII and the Asset Representations Reviewer’s business, including any legally required codes of conduct, including those relating to privacy, security and data protection.  The Asset Representations Reviewer will protect and secure Trust PII.  The Asset Representations Reviewer will implement privacy or data protection policies and procedures that comply with applicable Law and this Agreement.  The Asset Representations Reviewer will implement and maintain reasonable and appropriate practices, procedures and systems, including administrative, technical and physical safeguards to (i) protect the security, confidentiality and integrity of Trust PII, (ii) ensure against anticipated threats or hazards to the security or integrity of Trust PII, (iii) protect against unauthorized access to or use of Trust PII and (iv) otherwise comply with its obligations under this Agreement.  These safeguards will include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (including intrusion protection, data storage protection and data transmission protection) and physical security measures.

(c) Additional Limitations.  In addition to the use and protection requirements described in Section 4.10(b), the Asset Representations Reviewer’s disclosure of Trust PII is also subject to the following requirements:

(i) The Asset Representations Reviewer will not disclose Trust PII to its personnel or allow its personnel access to Trust PII except (A) for the Asset Representations Reviewer personnel who require Trust PII to perform a Review, (B) with the consent of the Trust or (C) as required by applicable Law.  When permitted, the disclosure of or access to Trust PII will be limited to the specific information necessary for the individual to complete the assigned task.  The Asset Representations Reviewer will inform personnel with access to Trust PII of the confidentiality requirements in this Agreement and train its personnel with access to Trust PII on the proper use and protection of Trust PII.

(ii) The Asset Representations Reviewer will not sell, disclose, provide or exchange Trust PII with or to any third party without the consent of the Trust.

(d) Notice of Breach.  The Asset Representations Reviewer will notify the Trust promptly in the event of an actual or reasonably suspected security breach, unauthorized access, misappropriation or other compromise of the security, confidentiality or integrity of Trust PII and, where applicable, immediately take action to prevent any further breach.

(e) Return or Disposal of Trust PII.  Except where return or disposal is prohibited by applicable Law, promptly on the earlier of the completion of the Review or the request of the Trust, all Trust PII in any medium in the Asset Representations Reviewer’s possession or under its control will be (i) destroyed in a manner that prevents its recovery or restoration or (ii) if so directed by the Trust, returned to the Trust without the Asset Representations Reviewer retaining any actual or recoverable copies, in both cases, without charge to the Trust.  Where the Asset Representations Reviewer retains Trust PII, the Asset Representations Reviewer will limit the Asset Representations Reviewer’s further use or disclosure of Trust PII to that required by applicable Law.

(f) Compliance; Modification.  The Asset Representations Reviewer will cooperate with and provide information to the Trust regarding the Asset Representations Reviewer’s compliance with this Section 4.10.  The Asset Representations Reviewer and the Trust agree to modify this Section 4.10 as necessary for either party to comply with applicable Law.

(g) Audit of Asset Representations Reviewer.  The Asset Representations Reviewer will permit the Trust and its authorized representatives to audit the Asset Representations Reviewer’s compliance with this Section 4.10 during the Asset Representations Reviewer’s normal business hours on reasonable advance notice to the Asset Representations Reviewer, and not more than once during any year unless circumstances necessitate additional audits.  The Trust agrees to make reasonable efforts to schedule any audit described in this Section 4.10 with the inspections described in Section 4.7.

(h) Affiliates and Third Parties.  If the Asset Representations Reviewer processes the PII of the Trust’s Affiliates or a third party when performing a Review, and if such Affiliate or third party is identified to the Asset Representations Reviewer, such Affiliate or third party is an intended third-party beneficiary of this Section 4.10, and this Agreement is intended to benefit the Affiliate or third party.  The Affiliate or third party may enforce the PII related terms of this Section 4.10 against the Asset Representations Reviewer as if each were a signatory to this Agreement.

ARTICLE V

RESIGNATION AND REMOVAL;
SUCCESSOR ASSET REPRESENTATIONS REVIEWER

Section 5.1  Eligibility Requirements for Asset Representations Reviewer.  The Asset Representations Reviewer must be a Person who (a) is not Affiliated with the Sponsor, the Depositor, the Trust, the Servicer, the Administrator, the Marketing Agent, the Originators, any Additional Transferor, the Parent Support Provider, the Master Collateral Agent, the Creditor Representative for each Indenture Series with at least one Class of Publicly Registered Notes, the Owner Trustee, any counterparty under a Cap Agreement or an interest rate swap agreement, any Letter of Credit Provider or any of their Affiliates and (b) was not, and is not Affiliated with any Person that was, engaged by the Sponsor or any underwriter of the Notes of an Indenture Series with at least one Class of Publicly Registered Notes to perform any due diligence on any Receivables prior to the issuance of any Notes of such Indenture Series by the Trust.

Section 5.2  Resignation and Removal of Asset Representations Reviewer.

(a) No Resignation.  Except as set forth below, the Asset Representations Reviewer will not resign as Asset Representations Reviewer unless it determines, in its sole discretion, that it is legally unable to perform its obligations under this Agreement and there is no reasonable action that it could take to make the performance of its obligations under this Agreement permitted under applicable Law.  The Asset Representations Reviewer will notify the Trust and the Servicer of its resignation as soon as practicable after it determines it is required to resign and stating the resignation date, including written advice of counsel supporting its determination.  In addition, the Asset Representations Reviewer may resign on or after May 25, 2024 upon ninety (90) days prior written notice to the Trust and the Servicer; provided that such notice may not be delivered (i) while an Asset Representations Review is ongoing, (ii) on a date that is ninety (90) or fewer days after the filing of a monthly report filed on Form 10-D reporting that a Group Delinquency Trigger has occurred, (iii) when the Master Collateral Agent is conducting a vote of Public Noteholders of the related Group or Note Owners of such Group to commence an Asset Representations Review or (iv) when the aggregate Principal Balance of Group 60-Day Delinquent Receivables as a percentage of the aggregate Principal Balance of the related Group Receivables as of the end of the immediately preceding Collection Period exceeds 80% of the related Delinquency Trigger Percentage for such Collection Period.

(b) Removal.  If any of the following events occur, the Trust may remove the Asset Representations Reviewer and terminate its rights and obligations under this Agreement (other than rights and obligations accrued prior to such event, including the right to receive all amounts accrued and owing to it under this Agreement) by notifying the Asset Representations Reviewer:

(i) the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.1;

(ii) the Asset Representations Reviewer breaches any of its representations, warranties, covenants or obligations in this Agreement; or

(iii) an Insolvency Event of the Asset Representations Reviewer occurs.

(c) Notice of Resignation or Removal.  The Trust will notify the Servicer, the Administrator, the Owner Trustee and each Creditor Representative for each Series of Publicly Registered Notes of any resignation or removal of the Asset Representations Reviewer.

(d) Continue to Perform After Resignation or Removal.  No resignation or removal of the Asset Representations Reviewer will be effective, and the Asset Representations Reviewer will continue to perform its obligations under this Agreement, until a successor Asset Representations Reviewer has accepted its engagement according to Section 5.3(b).  If no successor Asset Representations Reviewer has been appointed and accepted its appointment within thirty (30) days after the resignation or removal of the Asset Representations Reviewer, the Asset Representations Reviewer may petition a court of competent jurisdiction for the appointment of a successor Asset Representations Reviewer that meets the requirements set forth in Section 5.1.  The Trust will reimburse the Asset Representations Reviewer for any reasonable out-of-pocket expenses (including, reasonable attorney’s fees) in connection with the replacement of the Asset Representations Reviewer, including any petition pursuant to this Section 5.2(d).

Section 5.3  Successor Asset Representations Reviewer.

(a) Engagement of Successor Asset Representations Reviewer.  Following the resignation or removal of the Asset Representations Reviewer, the Trust will engage a successor Asset Representations Reviewer who meets the eligibility requirements of Section 5.1.

(b) Effectiveness of Resignation or Removal.  No resignation or removal of the Asset Representations Reviewer will be effective until the successor Asset Representations Reviewer has executed and delivered to the Trust and the Servicer an agreement accepting its engagement and agreeing to perform the obligations of the Asset Representations Reviewer under this Agreement or entered into a new agreement with the Trust on substantially the same terms as this Agreement.

(c) Transition and Expenses.  If the Asset Representations Reviewer resigns or is removed, the Asset Representations Reviewer will cooperate with the Trust and take all actions reasonably requested to assist the Trust in making an orderly transition of the Asset Representations Reviewer’s rights and obligations under this Agreement to the successor Asset Representations Reviewer.

Section 5.4  Merger, Consolidation or Succession.  Any Person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (c) succeeding to the Asset Representations Reviewer’s business, if that Person meets the eligibility requirements in Section 5.1, will be the successor to the Asset Representations Reviewer under this Agreement without the execution or filing of any documents (other than an assumption agreement wherein the successor shall agree to perform the obligations of and serve as the Asset Representations Reviewer in accordance with the terms of this Agreement) or any further act on the part of any of the parties hereto, notwithstanding anything to the contrary herein.

ARTICLE VI

OTHER AGREEMENTS

Section 6.1  Independence of Asset Representations Reviewer.  The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of the Trust, the Master Collateral Agent, the Owner Trustee or any Indenture Trustee for the manner in which it accomplishes the performance of its obligations under this Agreement.  Unless authorized by the Trust, the Master Collateral Agent, the Owner Trustee or any Indenture Trustee, respectively, the Asset Representations Reviewer will have no authority to act for or represent the Trust, the Master Collateral Agent, the Owner Trustee or any Indenture Trustee and will not be considered an agent of the Trust, the Master Collateral Agent, the Owner Trustee or any Indenture Trustee.  Nothing in this Agreement will make the Asset Representations Reviewer and any of the Trust, the Master Collateral Agent, the Owner Trustee or any Indenture Trustee members of any partnership, joint venture or other separate entity or impose any liability as such on any of them.

Section 6.2  No Petition.  The parties agree that, before the date that is two (2) years and one (1) day (or, if longer, any applicable preference period) after the payment in full of (a) all securities issued by the Depositor or by a trust for which the Depositor was a depositor or (b) the Notes, it will not start or pursue against, or join any other Person in starting or pursuing against, (i) the Depositor or (ii) the Trust, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar Law.  This Section 6.2 will survive the termination of this Agreement.

Section 6.3  Limitation of Liability of Owner Trustee.  This Agreement has been signed on behalf of the Trust by Wilmington Trust, National Association, not in its individual capacity but solely in its capacity as Owner Trustee of the Trust.  In no event will Wilmington Trust, National Association in its individual capacity or as a beneficial owner of the Trust be liable for the representations, warranties, covenants, agreements or other obligations of the Trust under this Agreement.  For all purposes under this Agreement, the Owner Trustee is subject to, and entitled to the benefits of, the Trust Agreement.

Section 6.4  Termination of Agreement.  This Agreement will terminate on the earlier of (a) the date upon which each Series of Publicly Registered Notes of each Group will be paid in full and (b) the date the Trust is terminated under the Trust Agreement.  The Trust will give the Asset Representations Reviewer advance notice of the occurrence of such events.

Section 6.5  Monthly Reports.  The Servicer will provide the Asset Representations Reviewer with a copy of the Monthly Investor Report at the same time it is provided to the Master Collateral Agent, to the extent the Monthly Investor Report is not otherwise available from any publicly available source.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1  Amendments.

(a) Amendments to Clarify and Correct Errors and Defects.  The parties may amend this Agreement, without the consent of any Creditor Representatives or Creditors, for the purpose of curing any ambiguity, correcting an error or correcting or supplementing any provision of this Agreement that may be defective or inconsistent with the other terms of this Agreement or providing for, or facilitating the acceptance of this Agreement by, a successor Asset Representations Reviewer.

(b) Other Amendments.  Other than as set forth in Section 7.1(c), the parties to this Agreement, without the consent of any Creditor Representatives or Creditors, may also amend this Agreement for the purpose of adding any provisions to, or changing in any manner or eliminating any provisions of, this Agreement or modifying in any manner the rights of the Creditors under this Agreement if (x) the Trust or the Administrator delivers an Officer’s Certificate to the Master Collateral Agent and the Owner Trustee stating that the Trust or the Administrator, as applicable, reasonably believes that such amendment will not have a material adverse effect on the interest of any Creditor or (y) the Rating Agency Condition has been satisfied for all Credit Extensions then rated by a Rating Agency with respect to such amendment.

(c) Amendments Requiring Consent of all Affected Creditors.  This Agreement may also be amended from time to time by the parties hereto, with the consent of the Majority Creditor Representatives of each Group adversely affected thereby, with prior written notice to the applicable Rating Agencies (if any Credit Extensions of an affected Group are then rated by such Rating Agency), and the Master Collateral Agent, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Creditors under this Agreement.

(d) Consent of Master Collateral Agent and Owner Trustee.  The consent of the Master Collateral Agent will be required for any amendment to this Agreement that has a material adverse effect on the rights, duties, obligations, immunities or indemnities of the Master Collateral Agent.  The consent of the Owner Trustee will be required for any amendment to this Agreement that has a material adverse effect on the rights, duties, obligations, immunities or indemnities of the Owner Trustee, which consent will not be unreasonably withheld.

(e) Notice of Amendments.  Promptly after the execution of an amendment, the Trust will deliver, or will cause the Administrator to deliver, a copy of the amendment to the Master Collateral Agent and the Rating Agencies, and the Master Collateral Agent will notify the Creditors of the substance of the amendment.

(f) Creditor Consent.  For any amendment to this Agreement requiring the consent of any Creditors, the Master Collateral Agent will, when directed by Trust Order, notify the Creditor Representatives to request consent and follow its reasonable procedures to obtain consent.  It shall not be necessary for the consent of any Creditor (acting through its Creditor Representatives) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  For the avoidance of doubt, any Creditor (acting through its Creditor Representative) consenting to any amendment shall be deemed to agree that such amendment does not have a material adverse effect on such Creditor and any Creditor Representative consenting to any amendment shall be deemed to agree that such amendment does not have a material adverse effect on such Creditor Representative or its Creditors.

(g) Deemed Consent for All Creditors.  In the event that the Trust Financing Agreement for a Series enables a portion of the Creditors of that Series, or any Class of that Series, to exercise consent rights for such Series, the consent (or lack thereof) of such portion of the Creditors shall be deemed to be the consent (or lack thereof) of all Creditors of such Series.

(h) Trust Financing Agreements.  The Trust Financing Agreement for any Series may have additional requirements or criteria to amend, modify or waive any provision of this Agreement and no amendment, modification or waiver of any provision of this Agreement shall occur unless each of the additional criteria, if any, has been satisfied.

Section 7.2  Assignment; Benefit of Agreement; Third Party Beneficiaries.

(a) Assignment.  Except as stated in Section 5.4, this Agreement may not be assigned by the Asset Representations Reviewer without the consent of the Trust and the Servicer.

(b) Benefit of Agreement; Third-Party Beneficiaries.  This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns.  The Owner Trustee and the Master Collateral Agent, for the benefit of the Secured Parties, will be third-party beneficiaries of this Agreement and may enforce this Agreement against the Asset Representations Reviewer and the Servicer.  No other Person will have any right or obligation under this Agreement.

Section 7.3  Notices.

(a) Notices to Parties.  All notices, requests, directions, consents, waivers or other communications to or from the parties must be in writing and will be considered received by the recipient:

(i) for personally delivered, express or certified mail or courier, when received;

(ii) for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii) for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv) for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) stating that the electronic posting has been made.

(b) Notice Addresses.  A notice, request, direction, consent, waiver or other communication must be addressed to the recipient at its address stated in Schedule A to the Transfer and Servicing Agreement, which address the party may change at any time by notifying the other parties.

Section 7.4  GOVERNING LAW.  THIS AGREEMENT, INCLUDING THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES).

Section 7.5  Submission to Jurisdiction.  Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Agreement.  Each party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.

Section 7.6  WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 7.7  No Waiver; Remedies.  No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver.  No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy.  The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under Law.

Section 7.8  Severability.  If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.

Section 7.9  Headings.  The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.

Section 7.10  Counterparts.  This Agreement may be executed in multiple counterparts.  Each counterpart will be an original and all counterparts will together be one document.

Section 7.11  Non-exclusive Agreement.  The Asset Representations Reviewer and its affiliated companies may provide services to other clients, including, but not limited to, persons and entities in the same or similar businesses as the Trust and the Servicer, without notice to or consent from the Trust or the Servicer.

Section 7.12  Electronic Signatures.  Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.

[Remainder of Page Left Blank]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

VERIZON MASTER TRUST,
as Trust

By:	Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee

By:	/s/ Clarice Wright
Name: Clarice Wright
Title: Vice President

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Servicer

By:	/s/ Kee Chan Sin
	Name:	Kee Chan Sin
	Title:	Vice President and Assistant Treasurer

PENTALPHA SURVEILLANCE LLC,
as Asset Representations Reviewer

By:	/s/ James Callahan
Name: James Callahan
Title: Executive Director and Solely as an Authorized Signatory for Pentalpha Surveillance LLC

Schedule A

Review Materials

1.	Forms of device payment plan agreements (each, a “Form Contract”) applicable to the related Group Receivables; and
2.	An electronic data tape (the “Data Tape”) describing certain characteristics of the related Group Receivables as of the Cutoff Date or such other applicable date of determination.

Schedule B

Schedule of Tests

1. Verizon Master Trust, Series 2021-1

	Representation and Warranty	Tests
(i)	As of the related Cutoff Date, the Obligor on the account for such Receivable had a billing address in the United States or in a territory of the United States.	Check that state code indicated on Data Tape is a US state or US territory.
(ii)	As of any date of determination, the remaining term of the Receivable is less than or equal to thirty-six (36) months.	Check that remaining installments indicated on Data Tape are less than or equal to thirty-six (36) months.
(iii)	The Receivable did not contain a contractual right to an upgrade of the Device related to such device payment plan agreement, at the time such Receivable was originated.	Check that Form Contract used at the time of sale date is an approved form.
(iv)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Obligor on the account for such Receivable maintains service with Verizon Wireless.	Check that account status on Data Tape is active.
(v)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Receivable is not associated with the account of a government customer.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”
(vi)
As of the related Cutoff Date, the Obligor on the account for such Receivable is not indicated to be subject to a current bankruptcy proceeding on the records of the related Originator, the Servicer or one of its Affiliates, acting as its agent.
Check that bankruptcy status on Data Tape is not open.
(vii)
As of the related Cutoff Date, the Receivable is not a Receivable that is part of an account (A) on which any amount is thirty-one (31) days or more Delinquent by the Obligor or (B) that is in “suspend” or “disconnect” status (including as a result of the application of the Servicemembers Civil Relief Act, as
Check that Data Tape indicates that the account related to the Receivable is less than thirty-one (31) days past due and that account and line is active.

	Representation and Warranty	Tests
amended) in accordance with the Servicing Procedures.
(viii)	The Receivable is denominated and payable only in U.S. dollars.	Check that Form Contract used at time of sale date indicates that it is payable in U.S. dollars.
(ix)	Installment payments with respect to the Receivable are scheduled no less frequently than monthly under the related device payment plan agreement.	Check that Data Tape indicates monthly payments.
(x)	As of the related Cutoff Date, the outstanding balance of the Receivable does not exceed $3,000.	Check that unpaid balance indicated on Data Tape is less than or equal to $3,000.
(xi)
As of the related Cutoff Date, either (i) at least one (1) monthly payment made by the Obligor under the related device payment plan agreement has been received with respect to the related Receivable or (ii) the related Obligor has at least one (1) year of Customer Tenure with Verizon Wireless.
Check that Data Tape (i) has the first payment indicated as “YES” or (ii) indicates customer tenure is greater than or equal to 1yr.
(xii)
The Receivable constitutes the legal and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws relating to and limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law)).
Check that Form Contract used at time of sale date is an approved form.
(xiii)	The Business Obligor on the account for such Business Receivable is identified in the systems of the Servicer as a business customer.	Check that customer type on Data Type is “BE” or “NA.”
(xiv)	The Business Obligor on the account for such Business Receivable is not any of Cellco, the Trust, the Depositor, Verizon Communications, any Originator, the True-Up Trust or an affiliate thereof.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”

2. Verizon Master Trust, Series 2021-2

	Representation and Warranty	Tests
(i)	As of the related Cutoff Date, the Obligor on the account for such Receivable had a billing address in the United States or in a territory of the United States.	Check that state code indicated on Data Tape is a US state or US territory.
(ii)	As of any date of determination, the remaining term of the Receivable is less than or equal to thirty-six (36) months.	Check that remaining installments indicated on Data Tape are less than or equal to thirty-six (36) months.
(iii)	The Receivable did not contain a contractual right to an upgrade of the Device related to such device payment plan agreement, at the time such Receivable was originated.	Check that Form Contract used at the time of sale date is an approved form.
(iv)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Obligor on the account for such Receivable maintains service with Verizon Wireless.	Check that account status on Data Tape is active.
(v)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Receivable is not associated with the account of a government customer.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”
(vi)
As of the related Cutoff Date, the Obligor on the account for such Receivable is not indicated to be subject to a current bankruptcy proceeding on the records of the related Originator, the Servicer or one of its Affiliates, acting as its agent.
Check that bankruptcy status on Data Tape is not open.
(vii)
As of the related Cutoff Date, the Receivable is not a Receivable that is part of an account (A) on which any amount is thirty-one (31) days or more Delinquent by the Obligor or (B) that is in “suspend” or “disconnect” status (including as a result of the application of the Servicemembers Civil Relief Act, as amended) in accordance with the Servicing Procedures.
Check that Data Tape indicates that the account related to the Receivable is less than thirty-one (31) days past due and that account and line is active.
(viii)	The Receivable is denominated and payable only in U.S. dollars.	Check that Form Contract used at time of sale date indicates that it is payable in U.S. dollars.

	Representation and Warranty	Tests
(ix)	Installment payments with respect to the Receivable are scheduled no less frequently than monthly under the related device payment plan agreement.	Check that Data Tape indicates monthly payments.
(x)	As of the related Cutoff Date, the outstanding balance of the Receivable does not exceed $3,000.	Check that unpaid balance indicated on Data Tape is less than or equal to $3,000.
(xi)
As of the related Cutoff Date, either (i) at least one (1) monthly payment made by the Obligor under the related device payment plan agreement has been received with respect to the related Receivable or (ii) the related Obligor has at least one (1) year of Customer Tenure with Verizon Wireless.
Check that Data Tape (i) has the first payment indicated as “YES” or (ii) indicates customer tenure is greater than or equal to 1yr.
(xii)
The Receivable constitutes the legal and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws relating to and limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law)).
Check that Form Contract used at time of sale date is an approved form.
(xiii)	The Business Obligor on the account for such Business Receivable is identified in the systems of the Servicer as a business customer.	Check that customer type on Data Type is “BE” or “NA.”
(xiv)	The Business Obligor on the account for such Business Receivable is not any of Cellco, the Trust, the Depositor, Verizon Communications, any Originator, the True-Up Trust or an affiliate thereof.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”

3. Verizon Master Trust, Series 2022-1

	Representation and Warranty	Tests
(i)	As of the related Cutoff Date, the Obligor on the account for such Receivable had a billing address in the United States or in a territory of the United States.	Check that state code indicated on Data Tape is a US state or US territory.
(ii)	As of any date of determination, the remaining term of the Receivable is less than or equal to thirty-six (36) months.	Check that remaining installments indicated on Data Tape are less than or equal to thirty-six (36) months.
(iii)	The Receivable did not contain a contractual right to an upgrade of the Device related to such device payment plan agreement, at the time such Receivable was originated.	Check that Form Contract used at the time of sale date is an approved form.
(iv)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Obligor on the account for such Receivable maintains service with Verizon Wireless.	Check that account status on Data Tape is active.
(v)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Receivable is not associated with the account of a government customer.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”
(vi)
As of the related Cutoff Date, the Obligor on the account for such Receivable is not indicated to be subject to a current bankruptcy proceeding on the records of the related Originator, the Servicer or one of its Affiliates, acting as its agent.
Check that bankruptcy status on Data Tape is not open.
(vii)
As of the related Cutoff Date, the Receivable is not a Receivable that is part of an account (A) on which any amount is thirty-one (31) days or more Delinquent by the Obligor or (B) that is in “suspend” or “disconnect” status (including as a result of the application of the Servicemembers Civil Relief Act, as amended) in accordance with the Servicing Procedures.
Check that Data Tape indicates that the account related to the Receivable is less than thirty-one (31) days past due and that account and line is active.
(viii)	The Receivable is denominated and payable only in U.S. dollars.	Check that Form Contract used at time of sale date indicates that it is payable in U.S. dollars.

	Representation and Warranty	Tests
(ix)	Installment payments with respect to the Receivable are scheduled no less frequently than monthly under the related device payment plan agreement.	Check that Data Tape indicates monthly payments.
(x)	As of the related Cutoff Date, the outstanding balance of the Receivable does not exceed $3,000.	Check that unpaid balance indicated on Data Tape is less than or equal to $3,000.
(xi)
As of the related Cutoff Date, either (i) at least one (1) monthly payment made by the Obligor under the related device payment plan agreement has been received with respect to the related Receivable or (ii) the related Obligor has at least one (1) year of Customer Tenure with Verizon Wireless.
Check that Data Tape (i) has the first payment indicated as “YES” or (ii) indicates customer tenure is greater than or equal to 1yr.
(xii)
The Receivable constitutes the legal and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws relating to and limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law)).
Check that Form Contract used at time of sale date is an approved form.
(xiii)	The Business Obligor on the account for such Business Receivable is identified in the systems of the Servicer as a business customer.	Check that customer type on Data Type is “BE” or “NA.”
(xiv)	The Business Obligor on the account for such Business Receivable is not any of Cellco, the Trust, the Depositor, Verizon Communications, any Originator, the True-Up Trust or an affiliate thereof.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”

4. Verizon Master Trust, Series 2022-2

	Representation and Warranty	Tests
(i)	As of the related Cutoff Date, the Obligor on the account for such Receivable had a billing address in the United States or in a territory of the United States.	Check that state code indicated on Data Tape is a US state or US territory.
(ii)	As of any date of determination, the remaining term of the Receivable is less than or equal to thirty-six (36) months.	Check that remaining installments indicated on Data Tape are less than or equal to thirty-six (36) months.
(iii)	The Receivable did not contain a contractual right to an upgrade of the Device related to such device payment plan agreement, at the time such Receivable was originated.	Check that Form Contract used at the time of sale date is an approved form.
(iv)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Obligor on the account for such Receivable maintains service with Verizon Wireless.	Check that account status on Data Tape is active.
(v)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Receivable is not associated with the account of a government customer.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”
(vi)
As of the related Cutoff Date, the Obligor on the account for such Receivable is not indicated to be subject to a current bankruptcy proceeding on the records of the related Originator, the Servicer or one of its Affiliates, acting as its agent.
Check that bankruptcy status on Data Tape is not open.
(vii)
As of the related Cutoff Date, the Receivable is not a Receivable that is part of an account (A) on which any amount is thirty-one (31) days or more Delinquent by the Obligor or (B) that is in “suspend” or “disconnect” status (including as a result of the application of the Servicemembers Civil Relief Act, as amended) in accordance with the Servicing Procedures.
Check that Data Tape indicates that the account related to the Receivable is less than thirty-one (31) days past due and that account and line is active.
(viii)	The Receivable is denominated and payable only in U.S. dollars.	Check that Form Contract used at time of sale date indicates that it is payable in U.S. dollars.

	Representation and Warranty	Tests
(ix)	Installment payments with respect to the Receivable are scheduled no less frequently than monthly under the related device payment plan agreement.	Check that Data Tape indicates monthly payments.
(x)	As of the related Cutoff Date, the outstanding balance of the Receivable does not exceed $3,000.	Check that unpaid balance indicated on Data Tape is less than or equal to $3,000.
(xi)
As of the related Cutoff Date, either (i) at least one (1) monthly payment made by the Obligor under the related device payment plan agreement has been received with respect to the related Receivable or (ii) the related Obligor has at least one (1) year of Customer Tenure with Verizon Wireless.
Check that Data Tape (i) has the first payment indicated as “YES” or (ii) indicates customer tenure is greater than or equal to 1yr.
(xii)
The Receivable constitutes the legal and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws relating to and limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law)).
Check that Form Contract used at time of sale date is an approved form.
(xiii)	The Business Obligor on the account for such Business Receivable is identified in the systems of the Servicer as a business customer.	Check that customer type on Data Type is “BE” or “NA.”
(xiv)	The Business Obligor on the account for such Business Receivable is not any of Cellco, the Trust, the Depositor, Verizon Communications, any Originator, the True-Up Trust or an affiliate thereof.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”

5. Verizon Master Trust, Series 2022-3

	Representation and Warranty	Tests
(i)	As of the related Cutoff Date, the Obligor on the account for such Receivable had a billing address in the United States or in a territory of the United States.	Check that state code indicated on Data Tape is a US state or US territory.
(ii)	As of any date of determination, the remaining term of the Receivable is less than or equal to thirty-six (36) months.	Check that remaining installments indicated on Data Tape are less than or equal to thirty-six (36) months.
(iii)	The Receivable did not contain a contractual right to an upgrade of the Device related to such device payment plan agreement, at the time such Receivable was originated.	Check that Form Contract used at the time of sale date is an approved form.
(iv)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Obligor on the account for such Receivable maintains service with Verizon Wireless.	Check that account status on Data Tape is active.
(v)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Receivable is not associated with the account of a government customer.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”
(vi)
As of the related Cutoff Date, the Obligor on the account for such Receivable is not indicated to be subject to a current bankruptcy proceeding on the records of the related Originator, the Servicer or one of its Affiliates, acting as its agent.
Check that bankruptcy status on Data Tape is not open.
(vii)
As of the related Cutoff Date, the Receivable is not a Receivable that is part of an account (A) on which any amount is thirty-one (31) days or more Delinquent by the Obligor or (B) that is in “suspend” or “disconnect” status (including as a result of the application of the Servicemembers Civil Relief Act, as amended) in accordance with the Servicing Procedures.
Check that Data Tape indicates that the account related to the Receivable is less than thirty-one (31) days past due and that account and line is active.
(viii)	The Receivable is denominated and payable only in U.S. dollars.	Check that Form Contract used at time of sale date indicates that it is payable in U.S. dollars.

	Representation and Warranty	Tests
(ix)	Installment payments with respect to the Receivable are scheduled no less frequently than monthly under the related device payment plan agreement.	Check that Data Tape indicates monthly payments.
(x)	As of the related Cutoff Date, the outstanding balance of the Receivable does not exceed $3,000.	Check that unpaid balance indicated on Data Tape is less than or equal to $3,000.
(xi)
As of the related Cutoff Date, either (i) at least one (1) monthly payment made by the Obligor under the related device payment plan agreement has been received with respect to the related Receivable or (ii) the related Obligor has at least one (1) year of Customer Tenure with Verizon Wireless.
Check that Data Tape (i) has the first payment indicated as “YES” or (ii) indicates customer tenure is greater than or equal to 1yr.
(xii)
The Receivable constitutes the legal and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws relating to and limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law)).
Check that Form Contract used at time of sale date is an approved form.
(xiii)	The Business Obligor on the account for such Business Receivable is identified in the systems of the Servicer as a business customer.	Check that customer type on Data Type is “BE” or “NA.”
(xiv)	The Business Obligor on the account for such Business Receivable is not any of Cellco, the Trust, the Depositor, Verizon Communications, any Originator, the True-Up Trust or an affiliate thereof.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”

6. Verizon Master Trust, Series 2022-4

	Representation and Warranty	Tests
(i)	As of the related Cutoff Date, the Obligor on the account for such Receivable had a billing address in the United States or in a territory of the United States.	Check that state code indicated on Data Tape is a US state or US territory.
(ii)	As of any date of determination, the remaining term of the Receivable is less than or equal to thirty-six (36) months.	Check that remaining installments indicated on Data Tape are less than or equal to thirty-six (36) months.
(iii)	The Receivable did not contain a contractual right to an upgrade of the Device related to such device payment plan agreement, at the time such Receivable was originated.	Check that Form Contract used at the time of sale date is an approved form.
(iv)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Obligor on the account for such Receivable maintains service with Verizon Wireless.	Check that account status on Data Tape is active.
(v)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Receivable is not associated with the account of a government customer.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”
(vi)
As of the related Cutoff Date, the Obligor on the account for such Receivable is not indicated to be subject to a current bankruptcy proceeding on the records of the related Originator, the Servicer or one of its Affiliates, acting as its agent.
Check that bankruptcy status on Data Tape is not open.
(vii)
As of the related Cutoff Date, the Receivable is not a Receivable that is part of an account (A) on which any amount is thirty-one (31) days or more Delinquent by the Obligor or (B) that is in “suspend” or “disconnect” status (including as a result of the application of the Servicemembers Civil Relief Act, as amended) in accordance with the Servicing Procedures.
Check that Data Tape indicates that the account related to the Receivable is less than thirty-one (31) days past due and that account and line is active.
(viii)	The Receivable is denominated and payable only in U.S. dollars.	Check that Form Contract used at time of sale date indicates that it is payable in U.S. dollars.

	Representation and Warranty	Tests
(ix)	Installment payments with respect to the Receivable are scheduled no less frequently than monthly under the related device payment plan agreement.	Check that Data Tape indicates monthly payments.
(x)	As of the related Cutoff Date, the outstanding balance of the Receivable does not exceed $3,000.	Check that unpaid balance indicated on Data Tape is less than or equal to $3,000.
(xi)
As of the related Cutoff Date, either (i) at least one (1) monthly payment made by the Obligor under the related device payment plan agreement has been received with respect to the related Receivable or (ii) the related Obligor has at least one (1) year of Customer Tenure with Verizon Wireless.
Check that Data Tape (i) has the first payment indicated as “YES” or (ii) indicates customer tenure is greater than or equal to 1yr.
(xii)
The Receivable constitutes the legal and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws relating to and limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law)).
Check that Form Contract used at time of sale date is an approved form.
(xiii)	The Business Obligor on the account for such Business Receivable is identified in the systems of the Servicer as a business customer.	Check that customer type on Data Type is “BE” or “NA.”
(xiv)	The Business Obligor on the account for such Business Receivable is not any of Cellco, the Trust, the Depositor, Verizon Communications, any Originator, the True-Up Trust or an affiliate thereof.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”

7. Verizon Master Trust, Series 2022-5

	Representation and Warranty	Tests
(i)	As of the related Cutoff Date, the Obligor on the account for such Receivable had a billing address in the United States or in a territory of the United States.	Check that state code indicated on Data Tape is a US state or US territory.
(ii)	As of any date of determination, the remaining term of the Receivable is less than or equal to thirty-six (36) months.	Check that remaining installments indicated on Data Tape are less than or equal to thirty-six (36) months.
(iii)	The Receivable did not contain a contractual right to an upgrade of the Device related to such device payment plan agreement, at the time such Receivable was originated.	Check that Form Contract used at the time of sale date is an approved form.
(iv)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Obligor on the account for such Receivable maintains service with Verizon Wireless.	Check that account status on Data Tape is active.
(v)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Receivable is not associated with the account of a government customer.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”
(vi)
As of the related Cutoff Date, the Obligor on the account for such Receivable is not indicated to be subject to a current bankruptcy proceeding on the records of the related Originator, the Servicer or one of its Affiliates, acting as its agent.
Check that bankruptcy status on Data Tape is not open.
(vii)
As of the related Cutoff Date, the Receivable is not a Receivable that is part of an account (A) on which any amount is thirty-one (31) days or more Delinquent by the Obligor or (B) that is in “suspend” or “disconnect” status (including as a result of the application of the Servicemembers Civil Relief Act, as amended) in accordance with the Servicing Procedures.
Check that Data Tape indicates that the account related to the Receivable is less than thirty-one (31) days past due and that account and line is active.
(viii)	The Receivable is denominated and payable only in U.S. dollars.	Check that Form Contract used at time of sale date indicates that it is payable in U.S. dollars.

	Representation and Warranty	Tests
(ix)	Installment payments with respect to the Receivable are scheduled no less frequently than monthly under the related device payment plan agreement.	Check that Data Tape indicates monthly payments.
(x)	As of the related Cutoff Date, the outstanding balance of the Receivable does not exceed $3,000.	Check that unpaid balance indicated on Data Tape is less than or equal to $3,000.
(xi)
As of the related Cutoff Date, either (i) at least one (1) monthly payment made by the Obligor under the related device payment plan agreement has been received with respect to the related Receivable or (ii) the related Obligor has at least one (1) year of Customer Tenure with Verizon Wireless.
Check that Data Tape (i) has the first payment indicated as “YES” or (ii) indicates customer tenure is greater than or equal to 1yr.
(xii)
The Receivable constitutes the legal and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws relating to and limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law)).
Check that Form Contract used at time of sale date is an approved form.
(xiii)	The Business Obligor on the account for such Business Receivable is identified in the systems of the Servicer as a business customer.	Check that customer type on Data Type is “BE” or “NA.”
(xiv)	The Business Obligor on the account for such Business Receivable is not any of Cellco, the Trust, the Depositor, Verizon Communications, any Originator, the True-Up Trust or an affiliate thereof.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”

8. Verizon Master Trust, Series 2022-6

	Representation and Warranty	Tests
(i)	As of the related Cutoff Date, the Obligor on the account for such Receivable had a billing address in the United States or in a territory of the United States.	Check that state code indicated on Data Tape is a US state or US territory.
(ii)	As of any date of determination, the remaining term of the Receivable is less than or equal to thirty-six (36) months.	Check that remaining installments indicated on Data Tape are less than or equal to thirty-six (36) months.
(iii)	The Receivable did not contain a contractual right to an upgrade of the Device related to such device payment plan agreement, at the time such Receivable was originated.	Check that Form Contract used at the time of sale date is an approved form.
(iv)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Obligor on the account for such Receivable maintains service with Verizon Wireless.	Check that account status on Data Tape is active.
(v)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Receivable is not associated with the account of a government customer.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”
(vi)
As of the related Cutoff Date, the Obligor on the account for such Receivable is not indicated to be subject to a current bankruptcy proceeding on the records of the related Originator, the Servicer or one of its Affiliates, acting as its agent.
Check that bankruptcy status on Data Tape is not open.
(vii)
As of the related Cutoff Date, the Receivable is not a Receivable that is part of an account (A) on which any amount is thirty-one (31) days or more Delinquent by the Obligor or (B) that is in “suspend” or “disconnect” status (including as a result of the application of the Servicemembers Civil Relief Act, as amended) in accordance with the Servicing Procedures.
Check that Data Tape indicates that the account related to the Receivable is less than thirty-one (31) days past due and that account and line is active.
(viii)	The Receivable is denominated and payable only in U.S. dollars.	Check that Form Contract used at time of sale date indicates that it is payable in U.S. dollars.

	Representation and Warranty	Tests
(ix)	Installment payments with respect to the Receivable are scheduled no less frequently than monthly under the related device payment plan agreement.	Check that Data Tape indicates monthly payments.
(x)	As of the related Cutoff Date, the outstanding balance of the Receivable does not exceed $3,000.	Check that unpaid balance indicated on Data Tape is less than or equal to $3,000.
(xi)
As of the related Cutoff Date, either (i) at least one (1) monthly payment made by the Obligor under the related device payment plan agreement has been received with respect to the related Receivable or (ii) the related Obligor has at least one (1) year of Customer Tenure with Verizon Wireless.
Check that Data Tape (i) has the first payment indicated as “YES” or (ii) indicates customer tenure is greater than or equal to 1yr.
(xii)
The Receivable constitutes the legal and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws relating to and limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law)).
Check that Form Contract used at time of sale date is an approved form.
(xiii)	The Business Obligor on the account for such Business Receivable is identified in the systems of the Servicer as a business customer.	Check that customer type on Data Type is “BE” or “NA.”
(xiv)	The Business Obligor on the account for such Business Receivable is not any of Cellco, the Trust, the Depositor, Verizon Communications, any Originator, the True-Up Trust or an affiliate thereof.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”

9. Verizon Master Trust, Series 2022-7

	Representation and Warranty	Tests
(i)	As of the related Cutoff Date, the Obligor on the account for such Receivable had a billing address in the United States or in a territory of the United States.	Check that state code indicated on Data Tape is a US state or US territory.
(ii)	As of any date of determination, the remaining term of the Receivable is less than or equal to thirty-six (36) months.	Check that remaining installments indicated on Data Tape are less than or equal to thirty-six (36) months.
(iii)	The Receivable did not contain a contractual right to an upgrade of the Device related to such device payment plan agreement, at the time such Receivable was originated.	Check that Form Contract used at the time of sale date is an approved form.
(iv)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Obligor on the account for such Receivable maintains service with Verizon Wireless.	Check that account status on Data Tape is active.
(v)	As of the related Cutoff Date, as indicated on the records of the Originator or one of its Affiliates, the Receivable is not associated with the account of a government customer.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”
(vi)
As of the related Cutoff Date, the Obligor on the account for such Receivable is not indicated to be subject to a current bankruptcy proceeding on the records of the related Originator, the Servicer or one of its Affiliates, acting as its agent.
Check that bankruptcy status on Data Tape is not open.
(vii)
As of the related Cutoff Date, the Receivable is not a Receivable that is part of an account (A) on which any amount is thirty-one (31) days or more Delinquent by the Obligor or (B) that is in “suspend” or “disconnect” status (including as a result of the application of the Servicemembers Civil Relief Act, as amended) in accordance with the Servicing Procedures.
Check that Data Tape indicates that the account related to the Receivable is less than thirty-one (31) days past due and that account and line is active.
(viii)	The Receivable is denominated and payable only in U.S. dollars.	Check that Form Contract used at time of sale date indicates that it is payable in U.S. dollars.

	Representation and Warranty	Tests
(ix)	Installment payments with respect to the Receivable are scheduled no less frequently than monthly under the related device payment plan agreement.	Check that Data Tape indicates monthly payments.
(x)	As of the related Cutoff Date, the outstanding balance of the Receivable does not exceed $3,000.	Check that unpaid balance indicated on Data Tape is less than or equal to $3,000.
(xi)
As of the related Cutoff Date, either (i) at least one (1) monthly payment made by the Obligor under the related device payment plan agreement has been received with respect to the related Receivable or (ii) the related Obligor has at least one (1) year of Customer Tenure with Verizon Wireless.
Check that Data Tape (i) has the first payment indicated as “YES” or (ii) indicates customer tenure is greater than or equal to 1yr.
(xii)
The Receivable constitutes the legal and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws relating to and limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law)).
Check that Form Contract used at time of sale date is an approved form.
(xiii)	The Business Obligor on the account for such Business Receivable is identified in the systems of the Servicer as a business customer.	Check that customer type on Data Type is “BE” or “NA.”
(xiv)	The Business Obligor on the account for such Business Receivable is not any of Cellco, the Trust, the Depositor, Verizon Communications, any Originator, the True-Up Trust or an affiliate thereof.	Check that customer type on Data Type is “PE,” “ME,” “BE” or “NA.”